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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of the earliest event reported: JULY 14, 2004
                                                    -------------


                           STELLAR TECHNOLOGIES, INC.

        (Exact Name of Small Business Issuer as Specified in Its Charter)


                        Commission file number: 000-33099
                                                ---------


            COLORADO                                     84-1553046
  -------------------------------                  ---------------------
  (State or Other Jurisdiction of                      (IRS Employer
  Incorporation of Organization)                   Identification Number)


                              5633 STRAND BOULEVARD
                                    SUITE 318
                              NAPLES, FLORIDA 34110
                    (Address of Principal Executive Offices)


                                 (239) 596-8655
              (Registrant's telephone number, including area code)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 14, 2004, the Company acquired 100% of the capital stock of CompuSven, Inc., a Florida corporation ("CompuSven"). The acquisition was completed pursuant to a Stock Purchase Agreement (the "Agreement"), by and between the Company and Sven James, the sole stockholder of CompuSven. The total purchase price consisted of $889,985, of which $869,379 was paid at closing and 43,353 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"). Of this amount, $773,900 and 36,850 shares of Common Stock were issued to Mr. James, and pursuant to an existing agreement between CompuSven and Email Technologies, Inc., a Florida corporation ("ET"), the balance of the purchase price was issued to ET. The Company used its working capital as the source of funds to complete the acquisition.

         CompuSven is a provider of e-mail migration, e-mail data and directory management software and related services. In connection with the acquisition, the Company entered into an employment agreement with Mr. James to serve as the Chief Technology Officer of the Company.

         The amount of consideration paid by the Company in connection with the acquisition was determined in arm's length negotiations between the parties thereto, and the terms of the Agreement were approved by the Company's Board of Directors. Prior to the transactions, there were no material relationships between or among the Company or any of its affiliates, officers or directors, or associates of any such officers or directors on the one hand and Mr. James, ET or their respective affiliates on the other.

         The shares of Common Stock issued in connection with the Agreement are "restricted securities" as such term is defined under Rule 144 of the Securities Act of 1933, as amended to date (the "Securities Act"), and may not be resold except pursuant to registration under the Securities Act and registration or qualification under applicable state securities laws, or an available exemption therefrom.

         The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by the terms of the Stock Purchase Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

         On July 19, 2004, the Company issued a Press Release announcing the acquisition. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of CompuSven.

         The financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that this report is required to be filed with the SEC.



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         (b)      Pro Forma Financial Information.

         The pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that this report is required to be filed with the SEC.

         (c)      Exhibits.

         2.1 Stock Purchase Agreement, dated July 14, 2004, by and between Stellar Technologies, Inc. and Sven James.

         99.1     Press Release dated July 19, 2004.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          STELLAR TECHNOLOGIES, INC.


Dated: July 28, 2004                      /s/ Richard A. Schmidt
                                          -------------------------------------
                                          Richard A. Schmidt
                                          Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

      2.1 Stock Purchase Agreement, dated July 14, 2004, by and between Stellar Technologies, Inc. and Sven James.

      99.1     Press Release dated July 19, 2004.